THE WEXFORD TRUST
     (Comprised of the Muhlenkamp Fund)


   Report on Audit of Financial Statements

    For the year ended December 31, 1996
                         C O N T E N T S





PAGE

INDEPENDENT AUDITORS' REPORT                               1


FINANCIAL STATEMENTS

  Statement of Assets and Liabilities, December 31, 1996   2

  Portfolio of Investments, December 31, 1996             3-5

  Statement of Operations for the year ended December 31, 1996
6

  Statements of Changes in Net Assets for the years ended
     December 31, 1996 and 1995                            7

  Selected Per Share Data and Ratios for each of the years
     ended December 31, 1989 through 1996                  8

  Notes to Financial Statements, December 31, 1996        9-13


REPORT ON INTERNAL ACCOUNTING CONTROL                      14
                  INDEPENDENT AUDITORS' REPORT



To the Shareholders and Trustees of the
Wexford Trust (Comprised of the Muhlenkamp Fund)

We have audited the accompanying statement of assets and liabilities of the Wexford Trust (comprised of the Muhlenkamp
Fund), including the portfolio of investments as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the seven years in the period then ended. These financial statements and selected per share data and ratios are the responsibility of the Trustees. Our responsibility is to express an opinion on these financial statements and selected per share data and ratios based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of the Wexford Trust as of December 31, 1996, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the seven years in the period then ended, in conformity with generally accepted accounting principles.





/S/ Schneider Downs & Co. Inc.

Pittsburgh, Pennsylvania
January 23, 1997

THE WEXFORD TRUST
(COMPRISED OF THE MUHLENKAMP FUND)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996


ASSETS

INVESTMENTS, AT MARKET VALUE (Identified cost
$27,622,257)                                           $41,657,42
                                                                5

RECEIVABLES
  Subscriptions receivable                               340,733
  Dividends                                              49,578
  Interest                                               15,274
                                                         405,585

PREPAID INSURANCE                                         1,225

          Total Assets
                                                       42,064,235

LIABILITIES

ACCOUNTS PAYABLE
  Accounts Payable                                       19,149
  Dividends Payable                                       1,194
  Redemptions Payable                                     1,600
                                                         21,943
OTHER CURRENT LIABILITIES
  Accrued Expenses                                        3,336

          Total Liabilities                              25,279

               Total Net Assets
                                                       $42,038,95
                                                           6

NET ASSETS

CAPITAL PAID IN ON SHARES OF BENEFICIAL INTEREST
  (shares authorized - unlimited) (Note 4)
                                                       $28,155,07
                                                                9

ACCUMULATED UNDISTRIBUTED INVESTMENT INCOME               $10,281

ACCUMULATED UNDISTRIBUTED NET CAPITAL LOSS              (161,572)

NET UNREALIZED APPRECIATION OF INVESTMENTS AS
  OF END OF YEAR (Note 6)
                                                       14,035,168

          Total Net Assets
                                                       $42,038,95
                                                                6

NUMBER OF SHARES OF BENEFICIAL INTEREST OUTSTANDING     1,527,718
(Note 4)

NET ASSET VALUE PER SHARE (Net assets divided by
shares
  outstanding at year-end)                                 $27.52


See notes to financial statements.

2

THE WEXFORD TRUST
(COMPRISED OF THE MUHLENKAMP FUND)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996

                                                 Principal
                                                 Amount or       Market
                                                  Shares         Value
COMMON STOCK - 81.2%
  Aerospace - 4.1%
  * BE Aerospace, Inc.                            17,000         $461,125
     Lockheed Martin                              14,000       1,281,000
                                                               1,742,125
  Airlines - 1.6%
     Air Express International Corp.              21,562        695,375

  Autos - 3.8%
     Ford Motor Company                           32,000       1,020,000
  * National RV Holdings                          20,000        292,500
     Superior Industries                          13,180        304,788
                                                               1,617,288
  Building - 3.2%
     Armstrong World Industries                   13,000        903,500
  * Griffon Corp.                                 28,400        347,900
  * Strober Organization                          16,000        96,000
                                                               1,347,400
  Banks - 8.4%
     Chase Manhattan Corp.                        12,000       1,071,000
     Citicorp                                     10,000       1,030,000
     Mellon Bank Corp.                            20,000       1,420,000
                                                               3,521,000
  Brokerage - 6.9%
     A.G. Edwards                                 12,500        420,312
     Merrill Lynch                                16,000       1,304,000
     Morgan Stanley, Inc.                         10,000        571,250
     Soutwest Sec Inc.                            40,000        600,000
                                                               2,895,562
  Capital Goods - 9.6%
     General Electric                              9,000        889,875
     Graco, Inc.                                  40,550        993,475
     Idex Corp.                                    7,500        299,063
     Kysor Industrial                             30,000        978,750
     Trinova Corp.                                24,000        873,000
                                                               4,034,163

          Sub-Total
                                                              $15,852,91
                                                                       3

  * Non-Income Producing

See notes to financial statements.
3

THE WEXFORD TRUST
(COMPRISED OF THE MUHLENKAMP FUND)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(Continued)
                                                 Principal
                                                 Amount or       Market
                                                  Shares         Value

BALANCE BROUGHT FORWARD
                                                              $15,852,91
                                                                       3

  Conglomerate - 0.8%
     Scotsman Ind., Inc.                          15,000        354,375

  Electronics - 4.4%
     Intel Corp.                                  14,000       1,833,125

  Finance - 6.8%
     Fidelity National Financial                  13,210        199,800
     Green Tree Financial Corp.                   38,800       1,498,650
     National City Corp.                          16,852        756,234
  * Pioneer Financial Services Inc.               16,000        400,000
                                                               2,854,684

  Furniture - 2.6%
  * Roberds, Inc.                                  5,000        41,250
  * Stanley Furniture, Inc.                       28,400        564,450
  * Winsloew Furniture                            49,600        483,600
                                                               1,089,300
  Insurance - 20.0%
     American Bankers Insurance Group              8,000        409,000
     Bankers Life Holding                         20,000        500,000
     Conseco, Inc.                                30,000       1,912,500
     Frontier Insurance                           29,426       1,125,544
     Integon Corp.                                30,000        532,500
     Reliance Group Holdings Inc.                 65,000        593,125
     Sun America                                  45,000       1,996,875
     Vesta                                        42,500       1,333,438
                                                               8,402,982

          Sub-Total
                                                              $30,387,37
                                                                       9






  * Non-Income Producing

See notes to financial statements.
4


THE WEXFORD TRUST
(COMPRISED OF THE MUHLENKAMP FUND)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(Continued)
                                                 Principal
                                                 Amount or      Market
                                                  Shares         Value

BALANCE BROUGHT FORWARD
                                                              $30,387,37
                                                                       9

  Metals - 1.4%
     J&L Specialty Steel                          30,000        341,250
     Matthews Int'l Corp.                          8,000        226,000
                                                                567,250
  Rails - 0.6%
     Burlington Northern Industries, Inc.          3,000        259,125

  Savings and Loan - 2.2%
     Federal National Mortgage Assoc.             24,400        908,900

  Technology - 0.3%
  * Scios Inc.                                    20,000        122,813

  Tobacco - 4.5%
     Philip Morris                                16,860       1,898,857


          Total Common Stocks (Cost
$20,507,126)                                                  34,144,324

BONDS AND NOTES - 4.7%
  General Motors Acceptance Corporation - 0%,    2,300,000      646,875
deferred debentures, due 2015
  U.S. Treasury, stripped interest - 0%, due      800,000       270,127
2013
  U.S. Treasury, stripped interest - 0%, due     6,900,000     1,061,813
2024
          Total Bonds and Notes (Cost                          1,978,815
$1,580,845)

CASH AND CASH EQUIVALENTS - 13.2%
  Star Treasury                                  5,534,286     5,534,286

          Total (Cost $27,622,257)
                                                              $41,657,42
                                                                   5






  * Non-Income Producing

See notes to financial statements.

5


THE WEXFORD TRUST
(COMPRISED OF THE MUHLENKAMP FUND)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996


INVESTMENT INCOME
  Interest                                                       $115,500
  Dividends                                                      535,083

          Total Investment Income                                650,583

EXPENSES
  Investment advisor  (Note 3)                     $311,450
  Transfer agent fees                              37,816
  Printing                                         27,543
  Registrations and filing                         26,524
  Postage                                          19,018
  Custodian                                        18,613
  Audit                                            17,194
  Fund accounting                                  16,278
  Legal                                            2,605
  Insurance                                        1,776

          Total Expenses                          478,817

  Fees Paid Indirectly (Note 7)                   (5,000)       473,817

          Net Investment Income                                 176,766

REALIZED AND UNREALIZED (LOSS) GAIN ON
INVESTMENTS
  Net realized loss on investments (Note 6)                    (161,572)

  Change in unrealized appreciation in value of                8,332,484
investments for the year (Note 6)

          Net Gain on Investments                              8,170,912

          Net Increase in Net Assets Resulting
From Operations                                               $8,347,678



See notes to financial statements.

6

THE WEXFORD TRUST
(COMPRISED OF THE MUHLENKAMP FUND)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995


                                                   1996           1995
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                            $176,766      $222,994
  Net realized (loss) gain on investments (Note  (161,572)      133,077
6)
  Unrealized appreciation in value of            8,332,484     5,376,466
investments (Note 6)

          Net Increase in Net Assets Resulting   8,347,678     5,732,537
From Operations

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                          (166,485)     (231,706)
  Net realized gain from investments              (2,653)      (129,026)
                                                 (169,138)     (360,732)
CAPITAL SHARE TRANSACTIONS
  Net proceeds from sale of 509,156 shares in
1996 and
    201,856 in 1995 (Note 4)                                   3,679,849
                                                12,340,767

  Net asset value of 6,243 shares in 1996 and
16,426
    shares in 1995 issued to shareholders on
reinvestment
    of dividends (Note 5)                         171,811       349,551

  Cost of 96,455 shares in 1996 and 132,886
shares
    in 1995, redeemed (Note 4)
                                                (2,223,493)   (2,440,624)


          Net Increase in Net Assets Resulting
From
            Capital Share Transactions                         1,588,776
                                                10,289,085

          Total Increase in Net Assets                         6,960,581
                                                18,467,625

NET ASSETS
  Beginning of year
                                                23,571,331    16,610,750


  End of year (including undistributed
investment income of
    $10,281 and undistributed net realized loss
of $161,572
    in 1996 and undistributed net realized gain
of $4,051 and
    undistributed investment loss of $1,399 in
1995)                                            $42,038,95   $23,571,33
                                                          6            1

See notes to financial statements.

7

THE WEXFORD TRUST
(COMPRISED OF THE MUHLENKAMP FUND)

SELECTED PER SHARE DATA AND RATIOS
FOR THE YEARS ENDED DECEMBER 31,
1991 THROUGH 1996


                                      1996   1995  1994   1993  1992

NET ASSET VALUE, BEGINNING OF YEAR    $21.26 $16.23$17.86  $15.20$13.25

  Income from Investment Operations:
    Net investment income (1)           0.14 0.21    0.11  0.12  0.20
    Net gains or (losses) on            6.23 5.14  (1.39)  2.63  1.89
securities

          Total From Investment         6.37 5.35  (1.28)  2.75  2.09
Operations

  Less Distributions:
    Dividends (from investment        (0.11) (0.21)(0.10)  (0.08)(0.14)
    income)
    Distributions (from capital         -    (0.11)(0.25)   -     -
gains)
    Return of capital                   -      -     -     (0.01) -


          Total Distributions         (0.11) (0.32)(0.35)  (0.09)(0.14)


NET ASSET VALUE, END OF YEAR          $27.52 $21.26$16.23  $17.86$15.20


Total Return                          29.90% 32.9%(7.20)%  18.1%15.80%


Net Assets, End of Period
                                      $42,038,956
                                            23,571,331
                                                 $16,610,750
                                                        $12,057,605
                                                                $4,716,214



Ratio of Total Expenses to Average     1.56% 1.4%   1.57%  1.30%1.41%
Net Assets

Ratio of Net Investment Income to      0.58% 1.10%  0.70%  0.70%1.44%
Average Net Assets

Portfolio Turnover Rate               16.90% 22.7  25.60%  14.1 20.10
                                               0%            0%     %

Average Commission Rate Paid (dollar  0.0382 .044   .0471  .058 .0704
per share)                                      2             6



(1) Computed on weighted average
number of shares outstanding during
the year.

(2)  During the years ended December
31, 1992 through 1996, the Fund
utilized commission credits of
$4,420, $5,950, $8,830
        $11,000 and $5,000,
respectively, to pay certain
expenses of the Fund.  The total
return for the Fund would have been
15.6%,
        18.0%, (7.2)%, 32.9% and
29.9% for the years ended December
31, 1992 through 1996, respectively,
without the credits.


See notes to financial statements.

8


NOTE 1 - ORGANIZATION

      The Wexford Trust (the Trust) was organized as a Massachusetts Business Trust on September 21, 1987 and operations commenced on November 1, 1988. The Trust is registered under the Investment Company Act of 1940, as amended. The Muhlenkamp Fund (the Fund) is a series of the Wexford Trust and is currently the only fund in the Trust.

      The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund will manage its assets to seek a maximum total return to its shareholders, primarily through a combination of interest and dividends and capital appreciation by holding a diversified list of publicly traded stocks. The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of its advisor, it is deemed desirable or necessary in order to attempt to achieve its investment objective.

      The primary focus of the Fund is long-term and the investment options diverse. This allows for greater flexibility in the daily management of fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

      The Fund is exposed to market risk on the amount invested in marketable securities. The maximum amount of loss the Fund would incur is limited to the amount recorded in the 1996 financial statements. The Fund does not hold any type of collateral on the marketable securities. This exposure to market risk is customary for all entities which have invested in financial instruments.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       A   summary  of  significant  accounting  policies  applied  by management in the preparation of the accompanying financial statements follows.

      Investment valuations - Each stock and bond is valued at the latest sales price thereof on the last business day of the fiscal period as reported by the securities exchange on which the issued is traded. If no sale is reported, the security is valued at the last quoted bid price.




NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

       Investment transactions and related investment income - Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the yield to maturity basis. Discounts and premiums on securities are amortized over the life of the respective securities. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities.

     Federal income taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

       Dividends and distributions to shareholders of beneficial interest - Dividends and distributions are recorded by the Trust on the record date.


NOTE 3 - INVESTMENT MANAGEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

      Muhlenkamp & Co., Inc., an affiliate of which an officer-stockholder is a trustee of the Trust, receives a fee for investment management. The fee is computed and accrued daily based on the net asset value at the close of business and is equal to 1% per annum. The fee totaled $311,450 for the year ended December 31, 1996. The investment advisory agreement provides for the reimbursement of expenses excluding auditor fees, fidelity bonding, and brokerage commissions until the net assets of the Muhlenkamp Fund (the Fund) equal or exceed $1,000,000. Since the Fund's net assets exceed this amount, the advisor is permitted to charge the fund for some or all of its routine administration costs which totaled approximately $93,744 for the year ended December 31, 1996. An expense reimbursement of $93,744 was requested for the year ended December 31, 1996. The reimbursement consists of the following:


      Certain affiliated persons held in the aggregate 30,971 shares with a net asset value of $852,315 in the Muhlenkamp Fund at December 31, 1996. In addition, the Muhlenkamp & Co., Inc. Pension & Trust Fund held 14,279 shares with a net asset value of $392,976 at December 31, 1996.




NOTE 4 - CAPITAL SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest with a par value of $.001 per share. Transactions in capital stock were as follows:



NOTE 5 - DIVIDENDS AND DISTRIBUTIONS

     On December 30, 1996, the Trustees declared, recorded, and paid a dividend of $.11 per outstanding share.




NOTE 6 - INVESTMENT TRANSACTIONS

      Purchases and sales of investment securities, excluding short-term securities, were $9,148,420 and $5,124,591, respectively in 1996. Purchases and sales of U.S. Government obligations were $1,019,682 and -0-, respectively in 1996.

      The components of the net realized loss on investments of $161,572 recognized during the year ended December 31, 1996 are as follows:


     The components of the net unrealized appreciation in value of the investments held at December 31, 1996 are as follows:


     The unrealized appreciation of securities during the year ended December 31, 1996 is $8,332,484.


NOTE 7 - DIRECTED BUSINESS ARRANGEMENT

      The Fund has a directed business arrangement with Capital Institution Services, Inc. (CIS). Upon the purchase and/or sale of investment securities, the Fund pays a brokerage commission to CIS. These commission payments generate nonrefundable cumulative credits which are available to pay certain expenses of the Fund, such as performance measurement, pricing information, custodian and record keeping services, legal, accounting and other administrative costs. The commission credits redeemed during the year were utilized by the Fund to pay accounting fees due the Independent Accounting Firm and administrative expenses.




NOTE 7 - DIRECTED BUSINESS ARRANGEMENT (Continued)

     The following is an analysis of commissions credits generated, utilized and available to pay future expenses of the Fund:


     The following is an analysis of fund expenses with and without commission credits:


To the Shareholders and Trustees of the
Wexford Trust (Comprised of the Muhlenkamp Fund)


In planning and performing our audit of the financial statements of The Wexford Trust (comprised of the Muhlenkamp
Fund) for the year ended December 31, 1996, we considered its internal control structure, including procedures for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on the internal control structure.

The Trustees of the Fund are responsible for establishing and maintaining an internal control structure. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of internal control structure policies and procedures. Two of the objectives of an internal control structure are to provide management with reasonable, but not absolute, assurance that assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization and recorded properly to permit preparation of financial statements in conformity with generally accepted accounting principles.

Because   of  inherent  limitations  in  any  internal  control
structure, errors or irregularities may occur and not be detected. Also, projection of any evaluation of the structure to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of the internal control structure would not necessarily disclose all matters in the internal control structure that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of the specific internal control structure elements does not reduce to a relatively low level the risk that errors or irregularities in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving the internal control structure, including procedures for safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 1996.

This report is intended solely for the information and use of management and the Securities and Exchange Commission.


/S/ Schneider Downs & Co., Inc.

Pittsburgh, Pennsylvania
January 23, 1997